UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2011

Quepasa Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Datura Street, Ste. 114 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 366-1249

_____________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the proposed merger with Insider Guides, Inc. d/b/a “myYearbook.com” (the “Merger”), Quepasa Corporation (“Quepasa”) is required to appoint three designees of myYearbook to Quepasa’s Board of Directors, which would consist of eight directors. Because Quepasa’s current Board consists of seven directors, Quepasa is required to cause two of its current directors to resign at the time of closing of the Merger.  In order to satisfy this requirement and close the Merger, on October 2, 2011, Quepasa asked Dr. Jill Syverson-Stork and Lionel Sosa, directors of Quepasa, to resign effective at the time of the closing of the Merger.  Dr. Syverson-Stork and Mr. Sosa agreed to resign at such time.  If the Merger does not close, Dr. Syverson-Stork and Mr. Sosa will continue serving as directors of Quepasa.

Item 8.01 Other Events.

The information disclosed under Item 5.02 is incorporated herein by reference to such Item.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy Quepasa’s securities or the solicitation of any shareholder vote or approval.  This communication is being made in part in respect of the proposed transaction involving Quepasa and Insider Guides, Inc. In connection with the proposed transaction, Quepasa has filed with the SEC a registration statement on Form S-4 that includes a proxy statement and prospectus of Quepasa. Before making any voting or investment decision, investors and shareholders are urged to read carefully the proxy statement and prospectus regarding the proposed transaction and any other relevant documents filed by Quepasa with the SEC because they contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), by accessing Quepasa’s website at www.quepasacorp.com under the heading “Investors” and then under the link “SEC Filings” and from Quepasa by directing a request to Quepasa at Quepasa Corporation, 324 Datura Street, Suite 114, West Palm Beach, FL 33401, Attention: Investor Relations.

Quepasa and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Quepasa’s directors and executive officers in its definitive proxy statement filed with the SEC on April 14, 2011. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus and other relevant materials filed with the SEC. You can obtain free copies of these documents from Quepasa using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA CORPORATION

Date: October 5, 2011	By:	/s/ Michael Matte
	Name:	Michael Matte
	Title:	Chief Financial Officer